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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2001

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2001, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2001-S29)

                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                  333-59998               75-2006294
           --------                  ---------               ----------
 (State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)             File Number)          Idenfication No.)


8400 Normandale Lake Blvd.
Suite 250
MINNEAPOLIS, MINNESOTA                                  55437
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(Address of Principal                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 832-7000



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Item 5. OTHER EVENTS.
        -------------

                  On December 28, 2001, the Registrant will cause the issuance and sale of approximately $568,361,888 initial principal amount of Mortgage Pass-Through Certificates, Series 2001-S29, Class A-l, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-P, Class A-V, Class R-I, Class R-II, Class M-l, Class M-2, Class M-3, Class B-l, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 2001, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee.

                  In connection with the sale of the Series 2001-S29, Class A-l, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class R-I, and Class R-II Certificates, other than a de minimis portion of each of the Class R-I and Class R-II Certificates (the "Senior Underwritten Certificates") to Greenwich Capital Markets, Inc. (the "Senior Underwriter") and the sale of the Series 2001-S29, Class M-l, Class M-2 and Class M-3 Certificates (the "Class M Underwritten Certificates"; and together with the Senior Underwritten Certificates, the "Underwritten Certificates") to Salomon Smith Barney Inc. (the "Class M Underwriter"; and together with the Senior Underwriter, the "Underwriters"), the Registrant has been advised by the Underwriters that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333- 59998, which Computational Materials are being filed manually as exhibits to this report.

                  The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the first 99 pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". THE UNDERWRITERS HAVE ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                  The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.




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                In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
        ------------------------------------------------------------------

        (a)   FINANCIAL STATEMENTS.
              ----------------------

              Not applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION.
              ---------------------------------

              Not applicable.

        (c)    EXHIBITS
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                           ITEM 601(A) OF
                           REGULATION S-K
  EXHIBIT NO.              EXHIBIT NO.                 DESCRIPTION
  -----------              -----------                 -----------
  1                        99                          Computational Materials







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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       RESIDENTIAL FUNDING MORTGAGE
                                       SECURITIES I, INC.

                                       By:    /s/ Randy Van Zee
                                           ---------------------------------
                                       Name:   Randy Van Zee
                                       Title:   Vice President

Dated: December 31, 2001






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                                       EXHIBIT INDEX

           Item 601 (a) of        Sequentially
Exhibit    Regulation S-K         Numbered
Number     Exhibit No.            Description                  Page
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1            99                   Computational Materials      Filed Manually